Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Henry Ji, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Sorrento Therapeutics, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	April 30, 2019	By:	/s/ Henry Ji
Henry Ji, Ph.D.
Chairman of the Board of Directors, Chief Executive Officer and President
(Principal Executive Officer)